EXHIBIT 10.2

                             SUBSCRIPTION AGREEMENT

SKRP 1, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067

Attn: Richard Rappaport, President

            RE:  PROSPECTUS, DATED JUNE __, 2004

Dear Mr. Rappaport:

The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated June __, 2004 of SRKP 1, Inc., a Delaware corporation ("SRKP"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to availability and acceptance by SRKP.

The Investor hereby subscribes for _______ shares of SRKP's common stock at $0.17 per share, for an aggregate purchase price of $____________. Enclosed is the Investor's check made payable to "SRKP 1, Inc. Escrow Account Administered by City National Bank" and has been forwarded to the escrow account in the self-addressed stamped envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account via wire transfer as provided in this Agreement.


                                            ACCEPTED AND AGREED:

                                            ____________________________
                                            Signature of Investor

                                            ____________________________
    WIRING INSTRUCTIONS:                    Print Full Name

                                            ____________________________
ABA #[____________________________]         Street Address
City National Bank                          ____________________________
A/C[ _____________________________]         City, State, Zip
f/f/c Trust account # [___________]         ____________________________
Account Name:  SRKP 1, Inc.                 Area Code and Telephone Number
Attn:  [__________________________]

                                            _____________________________
                                            ACCEPTED AND AGREED:

                                            SRKP 1, Inc.

                                            By:  ________________________
                                                 Richard Rappaport